Vanguard Dividend Growth Fund
Supplement Dated June 22, 2026, to the Prospectus and Summary Prospectus
Important Changes to the Fund

The board of trustees of Vanguard Specialized Funds has approved amending the investment strategy for Vanguard Dividend Growth Fund (the “Fund”) effective on or about June 22, 2026. The investment objective of the Fund remains unchanged.
Prospectus and Summary Prospectus Text Changes
The following replaces the language under the “Principal Investment Strategies” heading in the Fund Summary section:
The Fund employs an active management approach, investing primarily in stocks that tend to offer current dividends. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend growth stocks. For purposes of the 80% policy, a dividend growth stock is a stock that has paid a dividend within the past five years. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends. The Fund seeks to be diversified across industry sectors.
Prospectus Text Changes
The following is added to the end of the “Implementation of Investment Objective” subsection under More on the Fund:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend growth stocks. For purposes of the 80% policy, a dividend growth stock is a stock that has paid a dividend within the past five years. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.

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